Exhibit 10.1

Execution Copy

HERITAGE OPERATING, L.P.

SEVENTH AMENDMENT AGREEMENT

Re:	Note Purchase Agreement dated as of June 25, 1996 Note Purchase Agreement dated as of November 19, 1997 Note Purchase Agreement dated as of August 10, 2000

Dated as of

February 22, 2011

To each of the Holders named

in Schedule 1 to this Seventh

Amendment Agreement

Ladies and Gentlemen:

Reference is made to

(i) the Note Purchase Agreement dated as of June 25, 1996 (the “Original 1996 Agreement”), among Heritage Operating, L.P., a Delaware limited partnership (the “Company”) and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a letter agreement (the “Letter Agreement”) dated July 25, 1996, a First Amendment Agreement (the “First Amendment Agreement”) dated as of October 15, 1998, a Second Amendment Agreement (the “Second Amendment Agreement”) dated as of September 1, 1999, a Third Amendment Agreement (the “Third Amendment Agreement”) dated as of May 31, 2000, a Fourth Amendment Agreement (the “Fourth Amendment Agreement”) dated as of August 10, 2000, a Fifth Amendment Agreement (the “Fifth Amendment Agreement”) dated as of December 28, 2000, and a Sixth Amendment Agreement (the “Sixth Amendment Agreement”) dated as of November 18, 2003 (said Original 1996 Agreement, as amended by the Letter Agreement, the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Fourth Amendment Agreement, the Fifth Amendment Agreement and the Sixth Amendment Agreement, being hereinafter referred to as the “Outstanding 1996 Agreement”) under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due June 30, 2011 (the “1996 Notes”); and

(ii) the Note Purchase Agreement dated as of November 19, 1997 (the “Original 1997 Agreement”), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement dated as of October 15, 1998, a Second Amendment Agreement (the “Second Amendment Agreement”) dated as of September 1, 1999, a Third Amendment Agreement (the “Third Amendment Agreement”) dated as of

May 31, 2000, a Fourth Amendment Agreement (the “Fourth Amendment Agreement”) dated August 10, 2000, a Fifth Amendment Agreement (the “Fifth Amendment Agreement”) dated as of December 28, 2000, and a Sixth Amendment Agreement (the “Sixth Amendment Agreement”) dated as of November 18, 2003 (said Original 1997 Agreement, as so amended by the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Fourth Amendment Agreement, the Fifth Amendment Agreement and the Sixth Amendment Agreement, being hereinafter referred to as the “Amended Original 1997 Agreement”), under and pursuant to which the Company issued, and there are presently outstanding, $4,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the “Series B Notes”), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 (the “First Supplemental Agreement”) among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto (the Amended Original 1997 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the “Outstanding 1997 Agreement”); and

(iii) the Note Purchase Agreement dated as of August 10, 2000 (the “Original 2000 Agreement”), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the Fifth Amendment Agreement (the “Fifth Amendment Agreement”) dated as of December 28, 2000 and the Sixth Amendment Agreement (the “Sixth Amendment Agreement”) dated as of November 18, 2003 (said Original 2000 Agreement, as so amended by the Fifth Amendment Agreement and the Sixth Amendment Agreement, being hereinafter referred to as the “Amended Original 2000 Agreement”) under and pursuant to which the Company issued, and there are presently outstanding, (a) $25,400,000 aggregate principal amount of its 8.67% Series D Senior Secured Notes due August 15, 2012 (the “2000 Series D Notes”), (b) $5,000,000 aggregate principal amount of its 8.75% Series E Senior Secured Notes due August 15, 2015 (the “2000 Series E Notes”), and (c) $36,363,636 aggregate principal amount of its 8.87% Series F Senior Secured Notes due August 15, 2020 (the “2000 Series F Notes”), as supplemented by the First Supplemental Note Purchase Agreement dated as of May 24, 2001 (the “First Supplemental Agreement”) among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, (i) $4,363,637 aggregate principal amount of its 7.89% Series H Senior Secured Notes due May 15, 2016 (the “2001 Series H Notes”) and (ii) $16,000,000 aggregate principal amount to its 7.99% Series I Senior Secured Notes due May 15, 2013 (the “2001 Series I Notes”) (the Amended Original 2000 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the “Outstanding 2000 Agreement”).

The Outstanding 1996 Agreement, the Outstanding 1997 Agreement and the Outstanding 2000 Agreement are hereinafter sometimes collectively referred to as the “Outstanding Agreements”. The 1996 Notes, Series B Notes, 2000 Series D Notes, 2000 Series E Notes, 2000 Series F Notes, 2001 Series H Notes and 2001 Series I Notes are hereinafter sometimes collectively referred to as the “Outstanding Notes.” Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Outstanding Agreements.

The Company now desires to amend and modify certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that, from and after the satisfaction of each of the conditions to effectiveness set forth in Article III below, said amendments and modifications shall be deemed to have been given and said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.

ARTICLE I

AMENDMENTS TO OUTSTANDING AGREEMENTS

I-A. Section 6(A) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

Section 6A. Financial Ratios. The Company will not permit:

(i) Ratio of Consolidated Funded Indebtedness to Consolidated EBITDA. The ratio as of the end of any fiscal quarter of Consolidated Funded Indebtedness to Consolidated EBITDA to exceed 3.25 to 1.00; or

(ii) Minimum Interest Coverage. The ratio as of the end of any fiscal quarter of Consolidated EBITDA to Consolidated Interest Expense to be less than 2.25 to 1.00.

I-B. Section 6(B)(ii) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(ii) [reserved];

I-C. Section 6(B)(iii) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(iii) the Company may become and remain liable with respect to up to $10,000,000 of Indebtedness owing from time to time to the seller(s) in Asset Acquisition(s) (in addition to Non-Compete Obligations permitted pursuant to the provisions of clause (xii) of this Section 6B); provided that the aggregate principal amount of indebtedness permitted under this clause (iii) shall not at any time exceed the Contracted Dollar;

I-D. Section 6(B)(xiii) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(xiii) the Company and its Subsidiaries may become and remain liable with respect to the Notes and other Indebtedness, in addition to that otherwise permitted by the other clauses of this Section 6B, if on the date the Company or any of its Subsidiaries becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the substantially concurrent repayment of any other Indebtedness, no Default or Event of Default shall exist;

I-E. Section 6(B) of each of the Outstanding Agreements is hereby amended to insert the following clause (xiv) immediately following clause (xiii) contained therein, as follows:

(xiv) the Company may become and remain liable with respect to subordinated extensions of credit made to the Company by the Master Partnership or any of the Master Partnership’s affiliates; provided that any such extension of credit shall be evidenced by a promissory note which will contain the provisions set forth in Annex A attached hereto (and the Master Partnership or such affiliate shall agree to be bound by such provisions).

I-F. Section 6(C)(xiv) of the 2000 Outstanding Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(xiv) Liens created by any of the Security Documents securing (a) Indebtedness evidenced by the 1996 Senior Secured Notes and the 1997 Senior Secured Notes and (b) the Notes and other Additional Parity Debt; and

I-G. Section 6(I)(ii) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(ii) such transaction is in connection with the incurrence of Indebtedness pursuant to Section 6B(viii) or Section 6B(xiv),

I-H. Section 7(A)(xv) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

(xv) any of the events described in clauses (a), (b) or (c) shall occur: (a) the General Partner shall be engaged in any business or activities other than those permitted by the Partnership Agreement as in effect from time to time and in accordance with Section 6H, or (b) the General Partner ceases to be the sole general partner of the Company or the Master Partnership, or (c) the Specified Entities shall own, directly or indirectly through Wholly-Owned Subsidiaries, in the aggregate less than 51% of the Capital Stock of the General Partner; or

I-I. The definition of “Remaining Scheduled Payments” set forth in Section 10(A) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest (calculated at all times assuming that such interest is based upon the interest rate on such Note at the time of its initial issuance) thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

I-J. Section 10(B) of each of the Outstanding Agreements is hereby amended to delete the definitions of “Acquisition Facility,” “Adjusted Consolidated EBITDA,” “Adjusted Consolidated Funded Indebtedness,” “Designated Current Manager,” “Heritage,” “Lock-Up Period,” “Proposed Reorganization,” and “Revolving Working Capital Facility” in their entirety and, for purposes of further clarification, all references to those terms in each of the Outstanding Agreements are hereby deleted in their entirety and any provision which refers to those terms is hereby deleted in its entirety.

I-K. The definition of “Consolidated Funded Indebtedness” set forth in Section 10(B) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Consolidated Funded Indebtedness” shall mean, as of any date of determination, the aggregate amount of Indebtedness of the Company and its Subsidiaries outstanding on that date, whether current or long-term, including the Notes, the 1996 Senior Secured Notes and the 1997 Senior Secured Notes.

I-L. The definition of “Contracted Dollar” set forth in Section 10(B) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Contracted Dollar” shall mean $10,000,000 (which is the aggregate principal amount permitted with respect to Indebtedness owing to sellers in Asset Acquisitions (in addition to permitted Non-Compete Obligations)).

I-M. The definition of “Current Management” set forth in Section 10(B) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Current Management” shall mean any of the following: William G. Powers, R. Paul Grady, Karen Z. Hicks, Eric P. Beatty, the Chief Executive Officer of either of the General Partner or Energy Transfer Partners, L.L.C. and the Chief Financial Officer of either of General Partner or Energy Transfer Partners, L.L.C., together with the heirs of, and trusts for the benefit of family members controlled by, any such executive manager.

I-N. The definition of “General Partner” set forth in Section 10(B) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“General Partner” shall mean Energy Transfer Partners GP L.P. (formerly U.S. Propane), in its capacity as general partner of the Company.

I-O. The definition of “Master Partnership” set forth in Section 10(B) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Master Partnership” shall mean Energy Transfer Partners, L.P., a Delaware limited partnership.

ARTICLE II

AMENDMENT

II-A. In addition to, and not in limitation of, the Non-Investment Grade Increase under and as defined in Section II-C of the Sixth Amendment Agreement that may be applicable to the Notes from time to time, if at any time, the long-term credit rating of the Company is less than “BBB-” (or its equivalent) by a Rating Agency, and the long-term credit rating of the Master Partnership is below BB+ (or its equivalent) by a Rating Agency, or if two or more ratings of the Master Partnership are withdrawn, the interest rate per annum specified in each Outstanding Note issued heretofore and outstanding as of the effective date of this Seventh Amendment as determined in accordance with Article III hereof, shall increase by 50 basis points (0.50%) (which 50 basis points (0.50%) shall be referred to herein as the “Downgrade Interest Increase”, any such Downgrade Interest Increase being in addition to any then applicable Non-Investment Grade Increase described above); provided, however, that if, at any time, two or more Rating Agencies shall have given long-term debt ratings to the Company or to the Master Partnership and such ratings fall within different rating categories (after giving effect to numerical or other qualifiers), the lower rating (i.e. worse) of a Rating Agency will control for purposes of the foregoing. After the Downgrade Interest Increase becomes applicable, (a) if at any time the Company is rated “BBB-” (or its equivalent) or better by a Rating Agency, and the Master Partnership is rated BB+ (or its equivalent) or better by a Rating Agency, the interest rate on the unpaid balance thereof, commencing on the date of such rating change, shall revert to the interest rate per annum specified in such Note and interest on such Note shall not include the Downgrade Interest Increase, and (b) if at any time the Company is rated less than “BBB-” (or its equivalent) by a Rating Agency, and the Master Partnership is rated below BB+ (or its equivalent) by a Rating Agency, or if two or more ratings of the Master Partnership are withdrawn, the interest rate on the unpaid balance thereof, commencing on the date of such rating change, shall be the interest rate per annum specified in such Note and increased by the Downgrade Interest Increase. In furtherance of the foregoing, the parties to this Seventh Amendment Agreement hereby agree and acknowledge that the forms of Notes attached to each of the Outstanding Agreements are hereby amended and modified with respect to all Notes issued after the date of the effectiveness of this Seventh Amendment Agreement to include the above paragraph and interest shall continue to be calculated as provided in each of the Outstanding Agreements. All Outstanding Notes issued prior to the date of the effectiveness of this Seventh Amendment Agreement will remain in their current form; provided that, at the request of any holder of the Outstanding Notes, the Company will either (x) exchange the Note held by such holder for a new Note, which will be identical to the Note being exchanged in all respects except that it will include the above paragraph or (y) execute and deliver to each such holder an attachment (the “7th Amendment Sticker”) setting forth the provisions of this Section II-A, which 7th Amendment Sticker shall be attached to each Outstanding Note held by such holder, in each case, a such holder may request; and, provided, further, that the failure to attach such 7th Amendment Sticker to any Outstanding Note shall not affect the validity or binding effect of this Section II-A.

ARTICLE III

CONDITIONS OF EFFECTIVENESS

The effectiveness of this Seventh Amendment Agreement (and each of the amendments contained herein) is subject to the satisfaction of the following conditions:

(a) the Required Holders under each of the Outstanding Agreements shall have consented to this Seventh Amendment Agreement as evidenced by their execution hereof;

(b) each of the holders of the Outstanding Notes shall have received an amendment fee from the Company in an amount equal to 0.15% of the aggregate principal amount of the Outstanding Notes held by such holder (the “Amendment Fee”);

(c) the holders of the Outstanding Notes shall have received evidence reasonably satisfactory to them of the termination of the Acquisition Facility and the Revolving Working Capital Facility; and

(d) the Company shall have paid all reasonable out-of-pocket costs and expenses of the holders of the Outstanding Notes in connection with the preparation, negotiation, execution and delivery of this Seventh Amendment Agreement (including, without limitation, the reasonable fees and expenses of counsel for such holders).

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

In order to induce the holders of the Notes to enter into this Seventh Amendment Agreement, the Company represents and warrants that:

(a) no Default or Event of Default has occurred and is continuing and after giving effect to this Seventh Amendment Agreement, no Event of Default shall have occurred;

(b) the Company has taken all necessary partnership action to authorize the execution, delivery and performance by it of this Seventh Amendment Agreement and duly executed and delivered this Seventh Amendment Agreement;

(c) the execution, delivery and performance by the Company of this Seventh Amendment Agreement are within its limited partnership powers, have been duly authorized by all necessary limited partnership action and do not and will not (i) violate any provision of its partnership agreement or other governing documents, contravene any material law applicable to it or (ii) conflict with, result in a breach of or constitute a default under any material agreement to which the Company is a party, by which it or any of its properties is bound or to which it is subject; and

(d) this Seventh Amendment Agreement constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

ARTICLE V

MISCELLANEOUS

V-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon satisfaction of the conditions to effectiveness set forth in Article II above, your consent to this Seventh Amendment Agreement shall be deemed to have been given and the Outstanding Agreements shall be amended as set forth above.

V-B. This Seventh Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Seventh Amendment Agreement.

V-C. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Outstanding Agreements shall remain unaltered and in full force and effect and the Outstanding Agreements, as amended hereby, are in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the granting of amendments herein shall not be construed as establishing a course of conduct on the part of the holders of the Outstanding Notes upon which the Company may rely at any time in the future.

V-D. Upon the effectiveness of this Seventh Amendment Agreement, each reference in each Outstanding Agreement and in other documents describing or referencing such Outstanding Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to such Outstanding Agreement, shall mean and be a referenced to such Outstanding Agreement as amended hereby.

Very truly yours,

HERITAGE OPERATING, L.P.

By: Energy Transfer Partners GP, L.P., its
General Partner

By: Energy Transfer Partners, L.L.C., its General Partner

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Its:	Chief Financial Officer

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MONY Life Insurance Company

By:	/s/ Amy Judd
Its:	Investment Officer

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jerry D. Zinkula
Its:	Authorized Signatory
By:	/s/ Mark Cloghessy
Its:	Authorized Signatory

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, Its Investment Adviser

By:	/s/ Elisabeth A. Perenick
Its:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, Its Investment Adviser

By:	/s/ Elisabeth A. Perenick
Its:	Managing Director

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Its:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Its:	Managing Director

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 17th, 2011, and the undersigned hereby confirms that on February 17th, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

GENWORTH LIFE INSURANCE COMPANY

By:	/s/ [illegible]
Its:	Investment Officer

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Keating
Its:	Managing Director

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY
By:	ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Its:	Vice President

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:	ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Its:	Vice President

RELIASTAR LIFE INSURANCE COMPANY (successor by merger to Northern Life Insurance Company)
By:	ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Its:	Vice President

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

John Hancock Life Insurance Company (U.S.A.), successor by merger to John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company
By:	/s/ [illegible ]
Its:	Director

John Hancock Life Insurance Company of New York

By:	/s/ [illegible]
Its:	Director

John Hancock Life & Health Insurance Company

By:	/s/ [illegible]
Its:	Director

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

SIGNATURE 6 LIMITED
By:	Hancock Capital Investment Management, LLC, as Portfolio Advisor

By:	/s/ Willma H. Davis
Its:	Senior Managing Director

SIGNATURE 7 L.P.
By:	Hancock Capital Investment Management, LLC, as Portfolio Advisor

By:	/s/ Willma H. Davis
Its:	Senior Managing Director

JPMORGAN CHASE BANK, not individually but solely in its capacity as Directed Trustee for the SBC Master Pension Trust (fka AT&T Long Term Investment Trust)

By:	/s/ Jacqueline Savage
Its:	Assistant Vice President

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ John A. Tanyeri
Name:	John A. Tanyeri
Title:	Director

UNION FIDELITY LIFE INSURANCE COMPANY
By:	MetLife Investment Advisors Company, LLC, its investment adviser

By:	/s/ John A. Tanyeri
Name:	John A. Tanyeri
Title:	Director

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Trinh Nguyen
Its:	Corporate Vice President

By:
Its:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Trinh Nguyen
Its:	Director

By:
Its:

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ [illegible]
Its:	Assistant Vice President

By:	/s/ Diane W. Oales
Its:	Assistant Secretary

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX LIFE INSURANCE COMPANY (f/k/a PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY)

By:	/s/ [illegible]
Its:	Executive VP / CIO

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY

(fka Principal Mutual Life Insurance Company)

By:	Principal Global Investors, LLC, Its authorized signatory

By:	/s/ Colin Pennycooke
Its:	Counsel

By:	/s/ Joellen J. Watts

Its:	Counsel

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 17, 2011, and the undersigned hereby confirms that on February 17, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Lance P. Black
Its:	Treasurer

The foregoing Seventh Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of February 22, 2011, and the undersigned hereby confirms that on February 22, 2011 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRUDENTIAL RETIREMENT INSURANCE AND

ANNUITY COMPANY

By:	Prudential Investment Management, Inc., As investment manager

By:	/s/ Timothy M. Laczkowski
Its:	Vice President

SCHEDULE 1

NAME OF HOLDER OF OUTSTANDING NOTES	PRINCIPAL AMOUNT AND SERIES OF OUTSTANDING NOTES HELD AS OF FEBRUARY 22, 2011

ANNEX A

Section 1. Definitions. Capitalized terms defined in the Outstanding Agreements1 (as defined in the promissory note to which this Annex A is attached (the “Intercompany Note”)) and not otherwise defined herein have, as used in this Annex A, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

“Secured Party” means the Collateral Agent any holder of the 1996 Notes, the Series B Notes, 2000 Series D Notes, 2000 Series E Notes, 2000 Series F Notes, 2001 Series H Notes, 2001 Series I Notes or of any Parity Debt.

“Senior Debt” means (x) the principal of, Premium, if any, with respect to, and interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not an allowable claim) under the 1996 Notes, the Series B Notes, 2000 Series D Notes, 2000 Series E Notes, 2000 Series F Notes, 2001 Series H Notes, 2001 Series I Notes, the Outstanding Agreements, any Parity Debt and any agreements governing such Parity Debt (including all reimbursement obligations thereunder) and (y) all other obligations and indebtedness of the General Partner and the Company (including, without limitation, indemnities, fees and expenses and interest thereon) of the General Partner and the Company to the holders of Notes and the Collateral Agent now existing or hereafter incurred under, arising out of, or in connection with, the 1996 Notes, the Series B Notes, 2000 Series D Notes, 2000 Series E Notes, 2000 Series F Notes, 2001 Series H Notes, 2001 Series I Notes, the Outstanding Agreements, the Parity Debt, the agreements governing the Parity Debt and the Security Documents, together with all renewals, extensions, increases or rearrangements thereof.

“Subordinated Debt” means the principal of, premium, if any, with respect to, and interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not an allowable claim) under the Intercompany Note and other obligations and indebtedness (including, without limitation, indemnities, fees and expenses and interest thereon) of the General Partner and the Company to [INSERT NAME OF AFFILIATE]2 now existing or hereafter incurred under, arising out of, or in connection with, the Intercompany Note.

Section 2. Subordination by [INSERT NAME OF AFFILIATE]. [INSERT NAME OF AFFILIATE] hereby covenants and agrees that the payment of the Subordinated Debt shall be subordinate and subject in right of payment, to the extent set forth herein, to the prior payment in full in cash of the Senior Debt. The provisions of this Annex A shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the

[1]	Outstanding Agreements to be defined as in the preamble to the 7th Amendment Agreement, as such Outstanding Agreements may be amended, supplemented, replaced, refinanced or modified from time to time.
[2]	The term to include all successors and assigns.

Annex A - 1

holders of the Senior Debt. The holders of the Senior Debt are hereby made obligees hereunder with the same force and effect as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

Section 3. Priority and Payment Over in Certain Events.

(a) Priority and Payment Over Upon Insolvency and Dissolution. In the event of (x) any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith relative to the Company or its creditors, as such, or to its assets, or (y) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (z) any assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company, then and in any such event:

(i) the holders of the Senior Debt shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt before [INSERT NAME OF AFFILIATE] shall be entitled to receive and retain any direct or indirect payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, including, without limitation, by exercise of any right of set off and any payment which might be payable or deliverable by reason of any other indebtedness being subordinated in right of payment to the Subordinated Debt (other than in the form of securities permitted to be paid in accordance with the first parenthetical in clause (ii) below); and

(ii) any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Subordinated Debt (except for any such payment or distribution (each an “Excepted Payment”) (A) authorized by an unstayed, final, nonappealable order or decree stating that effect is being given to the subordination of the Subordinated Debt to the Senior Debt and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law and (B) of securities which, if debt securities, are subordinated to at least the same extent as the Subordinated Debt is to (y) the Senior Debt or (z) any securities issued in exchange for the Senior Debt; provided, however, that (i) the final maturity date of such securities shall not be earlier than one year following the maturity date of the last to mature of the Senior Debt (including any securities issued in exchange therefor) at the time outstanding and (ii) such securities shall contain covenants and shall not contain greater defaults than as are contained in such instruments), shall be paid by the Company or by the trustee in bankruptcy, debtor-in-possession, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company directly to the Collateral Agent to the extent necessary to pay all Senior Debt in full in cash after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Debt.

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The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its assets substantially as an entirety to another Person upon terms and conditions permitted under the Outstanding Agreements shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for purposes of this Section 3(a) if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such property and assets substantially as an entirety, as the case may be, shall comply with the conditions set forth in the Outstanding Agreements as a prerequisite for such consolidation, merger, conveyance or transfer.

(b) Payment on Subordinated Debt Suspended When Senior Debt is in Default. In the event and during the continuation of any Default or Event of Default under the Outstanding Agreements or under any other agreement or instrument evidencing or securing any Senior Debt, then unless and until such Default or Event of Default shall have been cured or waived or shall have ceased to exist and any resulting acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such Default or Event of Default, then no direct or indirect payment, including any payment which may be payable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Subordinated Debt) (but excluding any Excepted Payment), shall be made by or on behalf of the Company on account of the principal of or interest on the Subordinated Debt or on account of the purchase or other acquisition by it of the Subordinated Debt. The provisions of this Section 3(b) shall not apply to any payment with respect to which Section 3(a) would be applicable.

(c) Rights and Obligations of [INSERT NAME OF AFFILIATE]. If, notwithstanding the foregoing provisions of this Section 3, [INSERT NAME OF AFFILIATE] shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Subordinated Debt (but excluding any Excepted Payment), before all amounts due or to become due on or in respect of all Senior Debt have been irrevocably paid in full in cash, then and in such event such payment or distribution shall be received in trust for the Secured Parties and other holders of the Senior Debt and shall be forthwith paid over or delivered by [INSERT NAME OF AFFILIATE] receiving the same directly to the Collateral Agent or, to the extent legally required, to the trustee in bankruptcy, debtor-in-possession, receiver, liquidating trustee, custodian, assignee, agent or other Person making such payment or distribution of assets of the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Debt.

Section 4. Rights of the Creditors Not to be Impaired. No right of the Collateral Agent or any other Secured Party or any other present or future holder of the Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by the Collateral Agent or any other such Secured Party or other holder of the Senior Debt or by any noncompliance by [INSERT NAME

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OF AFFILIATE] with the terms and provisions and covenants herein regardless of any knowledge thereof the Collateral Agent or any other such Secured Party or other holder may have or otherwise be charged with. The holders of the Senior Debt may, without in any way affecting the obligations of [INSERT NAME OF AFFILIATE] with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms or payment of, change or extend the time or payment of or renew or alter any Senior Debt, or amend, supplement or modify any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of any Default or Event of Default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from [INSERT NAME OF AFFILIATE]. The provisions of this Annex A are intended to be for the benefit of the Secured Parties and each other holder of the Senior Debt and shall be enforceable directly by the Collateral Agent or other Secured Parties, as applicable, or any other present or future holder or holders of the Senior Debt.

Section 5. Restriction on Assignment of Subordinated Debt. [INSERT NAME OF AFFILIATE] agrees not to sell, assign or transfer all or any part of the Subordinated Debt while any Senior Debt remains unpaid. [INSERT NAME OF AFFILIATE] represents that no other subordination of the Subordinated Debt is in existence on the date hereof, and [INSERT NAME OF AFFILIATE] agrees that the Subordinated Debt will not be subordinated to any indebtedness other than the Senior Debt.

Section 6. Reliance on Subordination. [INSERT NAME OF AFFILIATE] consents and agrees that all Senior Debt shall be deemed to have been made or incurred at the request of [INSERT NAME OF AFFILIATE] and in reliance upon the subordination of the Subordinated Debt pursuant to this Annex A.

Section 7. Actions Against the Company; Exercise of Remedies. [INSERT NAME OF AFFILIATE] will not (i) commence (unless the Collateral Agent or other holders of the Senior Debt shall have commenced) any action or proceeding against the Company to recover all or any part of the Subordinated Debt or (ii) join with any creditor (unless the Collateral Agent or other holders of the Senior Debt shall also join) in bringing any proceeding against the Company under the United States Bankruptcy Code or any other state, federal or foreign insolvency statute unless and until, in each case, the Senior Debt shall have been irrevocably paid in full in cash. [INSERT NAME OF AFFILIATE] will not ask, demand, sue for, take or receive from the Company, directly or indirectly, in cash, property or securities or by set off or in any other manner (including, without limitation, from or by way of attachment or seizure of or foreclosure upon any property or assets of the Company which may now or hereafter constitute collateral for any Subordinated Debt), payment of all or any part of the Subordinated Debt if an Event of Default shall have occurred and be continuing under the Outstanding Agreements or under any other agreement or instrument evidencing or securing the Senior Debt unless and until all Senior Debt shall have been irrevocably paid in full in cash or the benefits of this sentence waived by or on behalf of the Creditors or the other holder or holders of the Senior Debt.

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Section 8. Subrogation. [INSERT NAME OF AFFILIATE] shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Subordinated Debt have been paid in full; provided that [INSERT NAME OF AFFILIATE] shall not enforce any payment by way of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code or otherwise) until all amounts payable under or with respect to the Senior Debt have been irrevocably paid in full in cash. For the purposes of the rights of subrogation set forth in this Section 8, no payments or distributions to any Secured Party or other holder or holders of the Senior Debt of any cash, property or securities to which [INSERT NAME OF AFFILIATE] would be entitled but for the provisions of this Annex A, and no payments over pursuant to the provisions of this Annex A to any Secured Party or holder or other holders of the Senior Debt by [INSERT NAME OF AFFILIATE], shall, as among the Company, its creditors (other than the Secured Parties and any other holder or holders of the Senior Debt) and [INSERT NAME OF AFFILIATE], be deemed to be a payment or distribution by the Company to or on account of the Senior Debt, it being understood that the provisions of this Annex A are solely for the purpose of defining the relative rights of the Secured Parties or any other holder or holders of the Senior Debt and [INSERT NAME OF AFFILIATE].

If any payment or distribution to which [INSERT NAME OF AFFILIATE] would otherwise have been entitled but for the provisions of this Annex A shall have been applied, pursuant to the provisions of this Annex A, to the payment of all amounts payable under the Senior Debt, then [INSERT NAME OF AFFILIATE] shall be entitled to receive from the Secured Parties or other holder or holders of the Senior Debt at the time outstanding any payments or distributions received by the Secured Parties or such holder or holders of the Senior Debt in excess of the amount sufficient to irrevocably pay all amounts under or in respect of the Senior Debt in full in cash.

Section 9. Waiver of UCC Provisions. If any applicable provisions of the Uniform Commercial Code as in effect in the State of New York or any other relevant jurisdiction (the “UCC”) requires the Collateral Agent or any other Secured Party or holder of the Senior Debt or any representative thereof to notify [INSERT NAME OF AFFILIATE] that the Collateral Agent or such other Secured Party or holder or representative thereof will foreclose or otherwise realize upon any collateral or other property provided to secure the Senior Debt, whether pursuant to Article 9 of the UCC or otherwise, [INSERT NAME OF AFFILIATE] hereby waives, to the extent permitted by applicable law, all such required notice(s) and, to the extent such requirement of notice may not be waived under applicable law, agrees that five Business Days’ written notice of any such foreclosure or other realization shall be commercially reasonable [INSERT NAME OF AFFILIATE] further waives, to the extent permitted by applicable law, any and all rights it may have to require the Collateral Agent or any other Secured Party or other holder of the Senior Debt or representative thereof to marshal any collateral or other property provided as security for the Senior Debt and any and all other rights and remedies now or hereafter available to [INSERT NAME OF AFFILIATE] under Section 9-611 of the UCC. [INSERT NAME OF AFFILIATE] agrees that the Collateral Agent and any other Secured Party or holder of the Senior Debt or representative thereof may sell inventory that constitutes collateral or other security for any Senior Debt pursuant to a repurchase agreement, that such sale shall not be deemed a transfer subject to Section 9-618 of the UCC or any similar provisions of any other applicable law (such provisions, to the extent otherwise applicable to such sale, being hereby waived), and that the repurchase of inventory by a seller under a repurchase agreement shall be a commercially reasonable method of disposition.

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Section 10. Proofs of Claim. [INSERT NAME OF AFFILIATE] may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of [INSERT NAME OF AFFILIATE] allowed in any judicial proceedings relative to the Company, its creditors or its property. If [INSERT NAME OF AFFILIATE] files any claim, proof of claim or similar instrument in any judicial proceeding referred to above and all Senior Debt has not been irrevocably paid in full in cash, [INSERT NAME OF AFFILIATE] shall (i) file such claim, proof of claim or similar instrument on behalf of the Secured Parties and the other holder or holders of the Senior Debt as such Secured Parties’ or other holder’s or holders’ interests may appear and (ii) take all such other actions as may be appropriate to ensure that all payments and distributions made in respect of any such proceedings are made to the Collateral Agent or the other Secured Parties, as applicable, and any other holder or holders of the Senior Debt as its or their interests may appear.

Any term or provision of this Section 10 to the contrary notwithstanding, if any judicial proceeding referred to above is commenced by or against the Company, and so long as all Senior Debt has not been irrevocably paid in full in cash: (i) the Collateral Agent or any other holder or holders of the Senior Debt or representatives thereof are hereby irrevocably authorized and empowered (in each case, in its own name, as agent or representative on behalf of the Secured Parties or in the name of [INSERT NAME OF AFFILIATE] or otherwise), but shall have no obligation, to (A) demand, sue for, collect and receive every payment or distribution received in respect of any such proceeding and give acquittance therefor and to file claims and proofs of claims and (B) exercise any voting rights otherwise attributable to [INSERT NAME OF AFFILIATE] in any such proceeding; (ii) [INSERT NAME OF AFFILIATE] shall duly and promptly take, for the account of the Secured Parties and any other holders or holders of the Senior Debt, such action as the Collateral Agent or the Secured Parties, as applicable, or other holder or holders of the Senior Debt or representatives thereof may request to collect all amounts payable by the Company in respect of the Subordinated Debt and to file the appropriate claims or proofs of claim in respect of the Subordinated Debt; and (iii) [INSERT NAME OF AFFILIATE] shall, at the request of the Collateral Agent or the Secured Parties, as applicable, or other holder or holders of the Senior Debt or representatives thereof, duly and promptly consent to or join in or stipulate its agreement with any action or position which the Secured Parties and each other holder of the Senior Debt may take in any such judicial proceeding referred to above, including, without limitation, such actions and positions as the Secured Parties may take with respect to requests for relief from the automatic stay, for authority to use cash collateral or to use, sell or lease other property of the estate, for assumption, assignment or rejection of any executory contract and to obtain credit. [INSERT NAME OF AFFILIATE] hereby appoints the Collateral Agent or other holder or holders of the Senior Debt or representatives thereof as its agent(s) and attorney(s) in fact, all acts of such attorney(s) being hereby ratified and confirmed and such appointment(s), being coupled with an interest, being irrevocable until the Senior Debt is irrevocably paid in full in cash, to exercise the rights and file the claims referred to in this Section 10 and to execute and deliver any documentation necessary for the exercise of such rights or to file such claims. Notwithstanding anything to the contrary contained herein, [INSERT NAME OF AFFILIATE] shall not file any claim or take any action which competes or interferes with the rights and interests of the Secured Parties or any other holders of the Senior Debt under the Outstanding Agreements, any other Financing Document or any other agreement or instrument evidencing or securing the Senior Debt. Until the Senior Debt has been irrevocably paid in full in cash, [INSERT NAME OF AFFILIATE] will not (in any proceeding

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of the type described in Section 3(a)) discharge all or any portion of the obligations of the Company in respect of the Subordinated Debt, whether by forgiveness, receipt of capital stock, exercise of conversion privileges or otherwise, without the prior written consent of the Collateral Agent or the Secured Parties, as applicable, or the holder or holders of the Senior Debt.

Section 11. Obligation of the Company Unconditional. Nothing contained in this Annex A or in the Intercompany Note is intended to or shall impair, as between the Company and [INSERT NAME OF AFFILIATE], the obligation of the Company, which is absolute and unconditional, to pay to [INSERT NAME OF AFFILIATE] the principal of and interest on the Intercompany Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of [INSERT NAME OF AFFILIATE] and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein, except as expressly provided, prevent [INSERT NAME OF AFFILIATE] from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Debt in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex A, [INSERT NAME OF AFFILIATE] shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to [INSERT NAME OF AFFILIATE], for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

Section 12. Reinstatements in Certain Circumstances. If, at any time, all or part of any payment with respect to Senior Debt theretofore made by the Company or any other Person is rescinded or must otherwise be returned by the holders of Senior Debt for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Company or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

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